Exhibit 99.2

Slide 1  Acquisition of Seven Montana Branches July 2, 2012 From Sterling Financial Corporation EAGLE BANCORP MONTANA  Slide 2  Statements in this presentation, which are not historical facts, may be deemed to be "forward-looking statements.” Actual and anticipated future results may vary due to certain risks and uncertainties, including, without limitation; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; general economic conditions, either nationally or in our market areas, that are worse than expected; competition among depository and other financial institutions; loan demand or residential and commercial real estate values in Montana; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; adverse changes in the securities markets; and other economic, governmental, competitive, regulatory and technological factors that may affect our operations; our ability to successfully integrate acquired businesses; our ability to obtain any requisite regulatory approval for the acquisition of the Sterling Savings Bank branches; and other risks or uncertainties detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 and other periodic filings with the Securities and Exchange Commission and available at the SEC’s website at http://www.sec.gov. We wish to caution you that these factors could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. All information set forth in this presentation is current as of the date of this presentation and the Company undertakes no duty or obligation to update this information. Legal Disclosure 2  Slide 3  Unique Expansion Opportunity 3 Creates the 6th largest Montana-based banking institution Expands footprint in Southern Montana:  New markets include Missoula and Billings, the largest metropolitan markets in Montana Leverages excess capital in a lower risk branch transaction Limited credit risk: assuming only pass rated credits Doubles mortgage banking business and adds wealth management platform Immediately accretive to EPS by 20% + in year 1 with an expected tangible book earn-back period of between four to five years Internal rate of return of approximately 15%  Slide 4  Building a Significant Montana Community Bank EBMT STSA Branches Missoula 2 Branches Hamilton Bozeman Livingston Big Timber Billings Acquire Pro Forma Branches Loans Deposits 7 $44 Million $187 Million 13 $235 Million $407 Million Source: SNL Financial. Loan and deposit amounts do not include the impact of purchase accounting adjustments. 4  Slide 5  Strategically Compelling Transaction Source: SNL Financial. Deposit data as of 6/30/11.  Creates the 6th largest banking institution headquartered in Montana in terms of deposits Pro forma footprint with presence in the key Montana markets Pro Forma Deposit Market Share – Montana 5 2011# ofDeposits in Market Rank Institution State City Branches Market Share 1 First Interstate BancSystem MT Billings 38 $2,867,246 15.9% 2 Glacier Bancorp Inc. MTK alispell 522,752,565 15.33 Wells Fargo & Co. CA San Francisco 441,971,883 11.04 U.S. Bancorp MN Minneapolis 251,860,919 10.35 Stockman Financial Corp. MT Miles City 271,474,267 8.26 Mountain West Financial Corp. MT Helena12 569,035 3.27 Inter-Mountain Bancorp. Inc. MT Bozeman 9 473,701 2.6 Pro Forma Company MT Helena 13 405,838 2.38 Montana Security Inc. MTH avre 5 366,471 2.09 Heartland Financial USA Inc. IA Dubuque 9 349,299 1.91 0 Yellowstone Holding Co. MT Columbus 8 333,547 1.9 11 Bitterroot Holding Co. MT Lolo 13 307,139 1.7 12 Guaranty Dev. Co. MT Livingston 6 282,682 1.6 13 Farmers State Financial Corp. MT Victor 7 264,572 1.5 14 First National Bancorp Inc. MT Missoula 9 239,141 1.3 15 Eagle Bancorp Montana, Inc. MT Helena 6 209,862 1.2 16 STSA Branches WA Spokane 7 195,976 1.1 Total For Institutions in Market 396 18,009,218 5  Slide 6  2011 # of Deposits in Market Rank Institution (ST) Branches Market Share 1 First Interstate BancSystem (MT) 4 $586,088 30.6% 2 Glacier Bancorp Inc. (MT) 8 513,358 26.8 3 U.S. Bancorp (MN) 3 180,521 9.4 4 Wells Fargo & Co. (CA) 3 149,232 7.8 5 Bitterroot Holding Co. (MT) 4 119,804 6.3 6 Mountain West Financial Corp. (MT) 2 80,837 4.2 7 Treasure State Bank (MT) 1 67,103 3.5 8 Montana Community Banks Inc. (MT) 3 66,072 3.5 9 Forstrom Bancorp. Inc. (MN) 1 48,098 2.5 10 Pro Forma Company 2 35,411 1.9 Total For Institutions In Market 37 1,913,475 2011 #  of Deposits in Market Rank Institution (ST) Branches Market Share 1 First Interstate BancSystem (MT) 7 $1,060,213 28.0% 2 U.S. Bancorp (MN) 5 856,005 22.6 3 Glacier Bancorp Inc. (MT) 8 576,218 15.2 4 Wells Fargo & Co. (CA) 7 424,814 11.2 5 Stockman Financial Corp. (MT) 5 364,599 9.6 6 Yellowstone Holding Co. (MT) 5 245,108 6.5 7 Heartland Financial USA Inc. (IA) 2 84,466 2.2 8 Bridger Co. (MT) 3 76,882 2.0 9 Pro Forma Company 1 41,183 1.1 10 Beartooth Bk (MT) 1 33,286 0.9 Total For Institutions In Market 47 3,785,731 Pro Forma Deposit Market Share – Billings, MSA Entry Into New Metropolitan Markets Pro Forma Deposit Market Share – Missoula, MSA Deposits in thousands Deposits in thousands Source: SNL Financial. Deposit data as of 6/30/11. 6 The Billings MSA is the largest metropolitan area in Montana by population The Missoula MSA is the 2nd largest metropolitan area in Montana by population Low unemployment rate of 4.5% Significant investment and activity by energy industry Home to the University of Montana (15,000+ students) Regional hub for a wide range of retail, professional and service activities  Slide 7  Transaction also provides a footprint in several contiguous markets Park County (Livingston) •1 Branch / $31.9 million in deposits Ravalli County (Hamilton) •1 Branch / $22.8 million in deposits Sweet Grass County (Big Timber) •1 Branch / $19.0 million in deposits Fastest growing area in Montana Home to Montana State University (14,000+ students) Healthcare industry rapidly expanding High-tech center of Montana Source: SNL Financial. Deposit date as of 6/30/11.  Montana Markets Pro Forma Deposit Market Share – Bozeman, MT MSA Deposits in thousands 2011 Rank Institution (ST) # of Branches Deposits in Market Market Share 1 2 3 4 5 6 7 8 9 10 13 8 5 2 3 4 1 43 $406,546 22.3% 217,419 208,159 155,366 153,887 152,067 133,792 103,236 84,915 61,766 45,629 39,286 1,824,365 11.9 11.4 8.5 8.4 7.3 5.7 4.7 3.4 2.5 2.2 Inter-Mountain bancorp. Inc (MT) First Interstate BancSystem (MT) Glacier Bancorp Inc. (MT) Wells Fargo & Co. (CA) Guaranty Dev.Co. (MT) Stockman Financial Corp. (MT) U.S. Bancorp (MN) MSB Financial Inc. (MT) Pro Forma Company Bozeman Bancorp Inc. (MT) STSA Branches Eagle Bancorp Montana, Inc. (MT) Total For Institutions In Market 7  Slide 8  Limited Risk in Acquired Loans $44 million of loans Diversified portfolio Excludes past due, nonaccrual and TDRs Weighted average yield: 5.5% 3rd party due diligence performed on the residential portfolio Due diligence conducted on commercial and consumer portfolio Complementary mortgage business also acquired Does not contemplate the impact of purchase accounting adjustments Acquired loan data as of May 31, 2012 Composition & Contribution of Purchase Loans HELOC 35% Commercial 18% Commercial Real Estate 10% 1-4 Family 32% Consumer 5% $191 M $44 M 0% 20% 40% 60% 80% 100% STSA Branches EBMT  Slide 9  $220 M $187 M 0% 20% 40% 60% 80% 100% EBMT STSA Branches Composition & Contribution of Assumed Deposits $187 million of deposits Cost of Deposits: 0.72% 58% non-time deposits Over 13,000 customer accounts Re-pricing opportunities exist: $46 million of CDs mature in the next 12 months with a weighted average rate of 1.38% 9 Attractive Deposit Base NOW 7% Savings 4% CDs >=$100,000 18% CDs < $100,000 25% NIB Demand 11% Money Market 35% Does not contemplate the impact of purchase accounting adjustments Assumed deposit date as of May 31, 2012 9  Slide 10  Transaction Summary: •7 retail branches •$187 million in deposits •$44 million in performing loans Consideration: •3.88% premium on total deposits, based on 30 day average prior to close •$7.3 million premium based on deposit balances at May 31, 2012 Due Diligence: •Completed comprehensive due diligence •Third party loan review conducted on residential portfolio •Third party interest rate evaluation on consumer and commercial portfolios and deposits Expected Closing: •Early 4th quarter 2012 (based on calendar year end) Additional: •Subject to regulatory approval and customary closing conditions •No capital issuance is required to complete the transaction •No shareholder approval required Key Transaction Terms 10  Slide 11  Financially Attractive Net cash received assumed to be invested into securities Reasonable transition from securities to loans over time Assumed run-off of certain higher cost deposits Core deposit intangible of 1.0% of non time deposits is assumed •Amortized over 10 years on a sum-of-the-years digits basis Loan mark of 0.8% on residential loans and 1.5% on commercial and consumer loans Pro forma assets over $500 million In excess of 20% accretive to earnings beginning in fiscal year 2013 and significantly more thereafter 14% tangible book value per share dilution is expected to be earned back between 4 and 5 years Approximately 15% IRR Capital ratios remain in excess of “well-capitalized” •TCE from 16% to 9% Pro forma loan to deposit ratio of 58% provides ample liquidity for future loan growth Deposit premium is favorable compared to recent industry deals 11Financial Impact Key Assumptions  Slide 12  Franchise transforming  •Enhances strategic significance in Montana •Enter major markets of Missoula and Billings Financially compelling •Effective use of excess capital •Immediately and significantly accretive to EPS •Estimated tangible book value per share earn-back period of less than 5 years Lower risk transaction  •Purchasing $44 million of performing loans (no non-performing loans) •Excluded any loan that did not meet Eagle’s criteria for pass-rated credits Transaction Rationale Pro forma capital levels remain strong •Tangible common equity / tangible assets ratio expected to be approximately 9% pro forma for the transaction •Capacity to continue to grow and implement other capital management strategies Unique opportunity to expand market presence and business lines •Limited acquisition opportunities exist to replicate footprint •Additive businesses: wealth management and mortgage banking capacity 12  Slide 13  Acquisition of Seven Montana Branches Conference call details: 9:00 a.m. Mountain Time (11:00 a.m. Eastern Time) 1-877-317-6789 13